LETTER AGREEMENT COM 0191-10

INDEX

1. PARTS ADDITIONAL SUPPORT	2
2. [*]	4
3. AIRCRAFT PURCHASE PRICE	4
4. ADDITIONAL CUSTOMER SUPPORT SERVICES	4
5. [*] ASSISTANCE	6
6. [*] AGREEMENTS	6
7. [*] SUPPORT	6
8. [*] SUPPORT	6
9. [*]	6
10. REINSTATEMENT OF THE PURCHASE AGREEMENT	7
11. COUNTERPARTS	7
12. SURVIVAL	7

SCHEDULES TO THE LETTER AGREEMENT

Schedule 1 – Insurance Clause

Schedule 2 – [*] Support

Schedule 3 – [*] Support

*Confidential

LETTER AGREEMENT COM 0191-10

This Letter of Agreement COM 0191-10 ("Agreement") dated November 3rd, 2010, is an agreement between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) with its principal place of business at São José dos Campos, São Paulo, Brazil, and Republic Airline Inc. ("Buyer") with its principal place of business at 8909 Purdue Road, Indianapolis, Indiana 46268, United States relating to the Purchase Agreement COM 0190-10 dated at the same date above written (the "Purchase Agreement") for the purchase by Buyer of up to 24 EMBRAER 190 aircraft

This Agreement constitutes an amendment and modification of the Purchase Agreement, and it sets forth additional agreements of the Parties with respect to the matters set forth in the Purchase Agreement. All terms defined in the Purchase Agreement shall have the same meaning when used herein, and in case of any conflict between this Agreement and the Purchase Agreement, this Agreement shall govern.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Embraer and Buyer agree as follows:

1. PARTS ADDITIONAL SUPPORT

[*]
Embraer shall at all times [*] which includes [*]

[*]

1.2 Spare Parts Credit for [*]

a.           Embraer shall provide Buyer with a credit of US[*] for [*] and [*], limited to a total of US[*] (the “[*] Credit”), such credit to be used by Buyer to purchase spare parts (except for engines, engine related parts and APU), ground support equipment and test equipment [*]

b.           The [*] Credits shall be made available to Buyer in [*] US [*] the Actual Delivery Date of [*], and at those times, Buyer shall provide a written notification to Embraer of its [*] (provided that [*], the total number of [*] at the Actual Delivery Date of the [*] shall be [*], the total number of [*]). If Buyer fails to provide such written notice to Embraer on or before such dates, it shall be deemed to have elected to [*] Credit [*]. If for any reason the Purchase Agreement is terminated in relation to any [*] for which [*] Credit [*] then any [*] of the [*] Credit for [*] shall be [*] the amount of [*] Credit [*] if any [*] as shown [*] on the date [*] to and excluding [*]

c.           Any portion of the [*] Credit which remains unused [*] shall be deemed to have been waived by Buyer, and no further compensation shall be due from Embraer to Buyer for such [*] Credit.

*Confidential

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LETTER AGREEMENT COM 0191-10

1.3 Spare Parts Credit for [*]

a.           Embraer shall provide Buyer with a credit of [*] (the “Spare Credit”) for each [*], such credit to be used by Buyer to purchase spare parts (except for engines, engine related parts and APU), ground support equipment and test equipment

[*]

b.           The Spare Credit for [*] shall be made available to Buyer [*] the Actual Delivery Date of [*] and at that time, Buyer shall provide a written notification to Embraer of [*]. If Buyer fails to provide such written notice to Embraer on or before such date, it shall be deemed to have elected to [*] such Spare Credit [*]. If for any reason the Purchase Agreement is terminated in relation to [*] a Spare Credit [*] then any [*] of the Spare Credit for such [*] shall be [*] and Buyer shall [*] the amount of Spare Credit [*], if any, [*] (as shown [*] on the date [*] to and excluding [*]

c.           Except as provided in item b. above, the Spare Credit with respect to [*] shall only be made available to Buyer in the event [*] related to the [*]. If any such Spare Credit is not so made available to Buyer because [*], the Spare Credit shall be made available [*].

d.           Any portion of the Spare Credit which remains unused [*] shall be deemed to have been waived by Buyer, and no further compensation shall be due from Embraer to Buyer for such Spare Credit.

e.            Specifically for the Spare Credit [*]

1. Buyer shall [*] such Spare Credit [*] as available [*]

2. Upon written request by Buyer to Embraer [*] a Spare Credit [*] such Spare Credit shall be [*] If Buyer fails [*] Embraer [*] shall be [*] the Spare Credit [*] as per [*]

f.            If as of [*], Buyer [*] pursuant to [*] Schedule 2 to this Agreement, Embraer shall provide [*] for [*] on the terms provided above [*].

1.4 Spare Parts Special Programs: Embraer shall make available to Buyer a spare parts support program that shall include the following elements:

     A Fleet Hour Program - POOL, for repairable spares candidate to this program.

     A Consignment Program for other repairable spares and expendable parts.

     A Rental Program for tools, ground support equipment and insurance items.

The terms and conditions for making such programs available to Buyer shall be further detailed by Embraer upon Buyer’s request and are subject to Buyer and Embraer entering into a specific spares support agreement to be negotiated in good faith by the Parties on or before the first Firm E195 Aircraft actual delivery date.

*Confidential

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LETTER AGREEMENT COM 0191-10

2. [*]

The [*] for each [*] as described by [*] shall be [*] provided that Buyer [*] with respect to [*].

3. AIRCRAFT PURCHASE PRICE

The Basic Price applicable to each Aircraft [*] subject to Embraer's standard escalation formula contained in Attachment "D" (the "Escalation Formula") to the Purchase Agreement, subject to the provisions set forth below.

3.2.1	The Escalation Formula [*] shall be [*]

[*] However in the event that [*] shall not apply [*] and the Basic Price of the relevant Aircraft shall be [*] in accordance with [*] (except as otherwise provided in the Purchase Agreement).

3.2.2	The calculation of [*] shall be made for the [*] applicable for each relevant Aircraft as described on the [*] and the result so obtained [*] shall be [*].

3.2.3	The [*] shall be determined as follows:

(i)	If [*] the [*] shall be [*] or:
[*]

(ii)	If [*] shall be [*] and the applicable [*] shall be [*] or:
[*]

(iii)	If [*] the [*] shall be equal to [*] and the result so obtained shall be [*]
[*]

4. ADDITIONAL CUSTOMER SUPPORT SERVICES

4.1 Start-up team:

Embraer shall provide a start-up team to take place at the initial line operation and proving runs of the first Aircraft, composed of the following individuals:
•	[*] pilots for [*] days to [*]
•	[*] for [*] days
•	[*] for [*] days
•	[*] for [*] days

The purpose of these specialists is to advise and assist with Buyer's start-up operations and operator’s certification proving runs, making Buyer's pilots and mechanics familiar with the operation and maintenance of such Aircraft. The start-up team is in addition to the pilot and mechanic training, and to the Technical Representative. During Buyer’s Aircraft proving runs, Embraer shall provide technical assistance to Buyer through the start-up team defined above. This support shall be conditioned on Buyer giving Embraer notice at least [*] before the start of such proving runs.

*Confidential

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LETTER AGREEMENT COM 0191-10

Embraer pilot and mechanic shall not shall not be authorized to perform any direct flight or maintenance services on Buyer's Aircraft. In the event Buyer requests a team member to perform any services which would directly affect the Aircraft and Embraer issues its prior written consent to such services, Buyer shall cover such Embraer personnel under its insurance policy in accordance with terms and conditions contained in Schedule “1” to this Letter Agreement.

Buyer shall bear all expenses related to the transportation, board & lodging of the Embraer personnel in the event such personnel is required to render the services provided for herein in any place other than Buyer’s main maintenance base, otherwise all costs of travel and accommodation for such personnel shall be borne by Embraer.

At no charge to Embraer, Buyer shall provide Embraer pilots with transportation means between Buyer’s main maintenance base and any airport where such pilots will render the services, so that the pilots can report to Buyer’s operation facilities or leave the airport in a timely manner according to the schedule of the flights they are engaged in.

4.2 FLYEMBRAER

FlyEmbraer services (www.flyembraer.com) are offered at no additional charge to customers, including Buyer, subject to agreement to the site's normal terms and conditions. The FlyEmbraer services are comprised of (i) Download Center: A web-based tool where customers can find useful information on airworthiness and flight safety, technical support, spare parts, reliability, maintenance cost, suppliers, maintenance planning and other general modules. (ii) e-Commerce: web-based solution made to help customers to get spare parts. It allows customers to search, view and add to shopping cart the available catalogue items, thus streamlining Buyer’ s procurement process. (iii) Access to Technical Publications: qualifying customers can access on-line Technical Publications (Service Bulletins, Service Letters, Maintenance and Operational Manuals - available in PDF format) at the web-based FlyEmbraer portal.

Embraer agrees that Buyer shall be able to access [*] in accordance with [*]. The use of [*] is subject to [*].

4.3 Technical and Engineering Support:

Embraer shall provide remote technical and engineering support services, twenty-four (24) hours a day and seven (7) days a week, for airframe and systems. This service may be accessed by phone, fax and e-mail at the main facilities of Embraer.

This remote technical support is intended to assist Buyer to identify and investigate the causes of in-services issues, and during AOG situations, as well to support daily operations, as required. This support is provided [*] to Buyer, up to [*].

4.4 [*]
Embraer shall provide [*] applicable to [*] as of the date of [*]. Any modification to [*] shall be under Buyer’s [*]. For each [*] Embraer shall [*].

After [*] the Parties shall [*] in which the [*] shall be [*] to be adjusted [*] and subject to [*].

*Confidential

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LETTER AGREEMENT COM 0191-10

4.5 [*] Door [*]

Embraer shall [*] Door [*] which shall [*] Door [*].

Buyer shall [*] to be selected [*] which shall be [*]. In this case Embraer and Buyer shall [*] prior to [*] or to the [*], which shall be [*].

5. [*] ASSISTANCE

Embraer shall make [*] of its [*]. These [*] shall be based [*], but should [*] for any reason [*] efforts [*].

6. [*] AGREEMENTS

Notwithstanding the use of [*] with respect to any [*] , Buyer shall have the [*] under the Purchase Agreement under [*] with any [*], as Buyer [*], and any such determination [*] Buyer’s rights and obligations under the Purchase Agreement or the Letter Agreement [*].

7. [*] SUPPORT

Terms and conditions of certain [*] support are provided in Schedule “2” to this Letter Agreement.

8. [*] SUPPORT

a. [*]

If [*] pursuant to [*], Embraer shall [*]. Each [*] will be [*]. Embraer’s obligations will be [*] and [*] with respect to [*] or any [*] and no [*] under the [*].

Each [*] shall be completed [*]. If the [*] Embraer shall have no [*].

The above [*] to be made [*] shall be [*] or, at Buyer’s election [*].

[*]

If less than [*] pursuant to [*], then Buyer’s [*] will be [*].

If as of [*] , Buyer [*] pursuant to [*], it shall [*]. If as of [*], Buyer [*], it shall [*]. If as of [*], Buyer [*], it shall [*].

9. [*]

9.1 [*]

Buyer shall [*]. Embraer shall assist [*]

The first [*] in connection with a [*]. As of the date hereof, [*].

The availability [*].

[*] Buyer and Embraer shall

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LETTER AGREEMENT COM 0191-10

9.2 [*]

If a [*], then Embraer shall [*] Embraer shall [*], excluding any [*]

If Embraer has [*]

Upon Buyer’s execution [*]

9.3 [*]

Nothing in this Section 9 shall [*]

9.4 General

For all Aircraft, Buyer shall [*], in order to [*], provided that [*]. Before delivery of [*] , Buyer shall [*] by Embraer.

10. REINSTATEMENT OF THE PURCHASE AGREEMENT

All terms and conditions of the Purchase Agreement which have not been specifically amended or modified by this Letter Agreement shall remain valid and in full force and effect as and to the extent provided therein without any change as the result of this Letter Agreement.

11. COUNTERPARTS

This Letter Agreement may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument. This Letter Agreement may be signed by facsimile with originals to follow by an internationally recognized courier.

12. SURVIVAL

In the case of a termination of this Letter Agreement or the Purchase Agreement with respect to one or more Aircraft, the terms and provisions of this Letter Agreement, including the Schedules hereto, [*].

*Confidential

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LETTER AGREEMENT COM 0191-10

IN WITNESS WHEREOF, the Parties have caused this Letter Agreement to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

EMBRAER – EMPRESA BRASILEIRA DE AERONAUTICA S.A.	REPUBLIC AIRLINE INC.

BY: /s/ PAULO CESAR DE SOUZA E SILVA	BY: /s/ BRYAN BEDFORD
NAME: PAULO CESAR DE SOUZA E SILVA	NAME:
TITLE: EXECUTIVE VICE-PRESIDENT	TITLE:
AIRLINE MARKET

BY: /s/ JOSE LUIS D’AVILA MOLINA
NAME: JOSE LUIS D’AVILA MOLINA
TITLE: VICE PRESIDENT, CONTRACTS
AIRLINE MARKET

WITNESS: /S/ FERNANDO BUENO	WITNESS: ______________________
NAME: FERNANDO BUENO	NAME: ________________________

LETTER AGREEMENT COM 0191-10

Schedule 1 – Insurance Clause

Buyer shall include the following clauses in its Hull and Comprehensive Airline Liability insurance policies:

a)	Hull All Risks Policy, including War, Hi-jacking and Other Perils.

"It is hereby understood and agreed that Insurers agree to waive rights of subrogation against Embraer with regard to the insured Aircraft.

This endorsement shall not operate to prejudice Insurer's rights of recourse against Embraer - Empresa Brasileira de Aeronáutica S.A. as manufacturer, repairer, supplier or servicing agent where such right of recourse would have existed had this endorsement not been effected under this Policy."

b)	Comprehensive Airline Liability Policy, based on the AVN53 - Additional Insured Endorsement

"It is hereby understood and agreed that Embraer - Empresa Brasileira de Aeronáutica S.A. including any business entity owned by or subsidiaries to Embraer, and all partners, executive officers, employees and stock holders, are added as Additional Insured only with respect to the operation of the Aircraft by the Named Insured.

This endorsement does not provide coverage for any Additional Insured with respect to claims arising out of its legal liability as manufacturer, repairer, supplier or servicing agent and shall not operate to prejudice Insurer's right of recourse against any Additional Insured as manufacturer, repairer, supplier or servicing agent.”

c)
Notwithstanding anything to the contrary as specified in the Policy or any endorsement thereof, the coverage stated in paragraphs 1 and 2 above, shall not be cancelled or modified by the Insurer, without 48 hours advance written notice to Embraer to such effect.

This Endorsement attaches to and forms part of Policy No. ______________, and is effective from the ____ day of ______, 201_.

Letter Agreement COM 0191-10 Final Version	Page 1 of 1

SCHEDULE “2” – [*] SUPPORT

[*]

*Confidential

SCHEDULE “3” – [*] SUPPORT

All terms defined in the Agreement shall have the same meaning when used herein except as the context requires otherwise, and in case of any conflict between this [*] and the Agreement, this [*] shall govern.

Subject to the immediately preceding paragraph, [*]:

Aircraft:	[*]

[*]	Republic Airline Inc., a wholly-owned subsidiary of Republic Airways Holdings Inc. (“Parent”), with [*].

[*]	The [*] to be [*].

[*]	[*]

[*] Provider:	[*]

Terms:	Buyer agrees to [*] Each [*]. If [*] provides [*] shall agree to [*]

[*]	[*] Buyer shall pay [*].

[*]	The relevant [*].

[*]	The [*]. The [*] shall be [*].

[*]	[*] for a [*] shall be [*].

[*]	If required by [*] Buyer shall [*]. Buyer shall also [*]. Embraer may, [*] require Buyer to [*] If Buyer [*] Embraer shall [*]

*Confidential

Schedule “3” to LOA COM 0191/10 Final Version	Page 1 of 2

SCHEDULE “3” – [*] SUPPORT

[*]
Unless Buyer and Embraer agree [*] shall select a [*] for [*].
The [*] for the [*] shall include (1) [*] on [*] for [*] or as the parties may otherwise agree [*] (2) an agreement that [*] may continue to [*] and that [*] (3) a requirement that [*] and (4) other terms reasonably agreed by [*]. Embraer shall [*].
During [*] will not [*]. In addition [*] will not [*].
Buyer furthermore agrees that it shall [*]

[*]	[*]

[*]	[*]

*Confidential

Schedule “3” to LOA COM 0191/10 Final Version	Page 2 of 2